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                                                                   Exhibit 10.17


                               GUARANTY AGREEMENT
                            [DOMESTIC SUBSIDIARIES]

         THIS GUARANTY AGREEMENT (this "Guaranty") by _______________________, a _____________ corporation (the "Guarantor"), is effective as of ____________________ , and is in favor of each of the Banks (herein defined) from time to time parties to the Credit Agreement (herein defined), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Issuing Bank and Swing Loan Bank, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, (together with its successors and assigns herein called the "U.S. Agent") and BANK OF AMERICA CANADA (together with its successors and assigns herein called the "Canadian Agent"), as the U.S. Agent and the Canadian Agent, respectively, for and on behalf of the financial institutions (the "Banks") now or hereafter party to that certain Amended and Restated Credit Agreement, dated as of August 7, 1996 (as the same may be amended, modified or restated from time to time and at any time, the "Credit Agreement"), among BJ SERVICES COMPANY, a Delaware corporation (the "Company"), BJ SERVICES COMPANY, U.S.A., a Delaware corporation ("BJ-USA), BJ SERVICE INTERNATIONAL, INC., a Delaware corporation ("BJ-International"), BJ SERVICES COMPANY MIDDLE EAST, a Delaware corporation ("BJ-Middle East"), NOWSCO WELL SERVICE LTD., an Alberta, Canada corporation ("BJ-Canada"), the other Subsidiary Borrowers (as defined in the Credit Agreement) (the Company, BJ-USA, BJ- International, BJ-Middle East, BJ-Canada and the other Subsidiary Borrowers who are from time to time parties to the Credit Agreement are herein referred to individually, as a "Borrower", and collectively, as "Borrowers"), the Banks, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Issuing Bank and Swing Loan Bank, the U.S. Agent, the Canadian Agent and the Senior Co-Agent and the Co-Agents therein named. All capitalized terms used but not defined herein shall have the meaning assigned to them in the Credit Agreement.

                               W I T N E S E T H:

         WHEREAS, pursuant to the terms of the Credit Agreement, certain of the Banks have agreed to make, continue and convert certain Loans and to issue or participate in Letters of Credit to or for the benefit of the Borrowers;

         WHEREAS, the obligation of the Banks to make, continue and convert the Loans and to issue or participate in Letters of Credit is conditioned upon, among other things, the execution and delivery by the Guarantor of this Guaranty;

         WHEREAS, the Guarantor is a wholly-owned subsidiary of the Company and the Borrowers are members of the same consolidated group of companies and are engaged in related businesses and the Guarantor may receive a portion of the Loans or the benefit of the issuances of the Letters of Credit and will derive other substantial direct and indirect economic benefit therefrom;
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         NOW, THEREFORE, (i) in consideration of the premises and to induce the
Banks to enter into the Credit Agreement and to make, continue and convert the Loans and to issue or participate in the Letters of Credit and accept Bankers' Acceptances, (ii) at the special insistence and request of the Agents and the Banks, and (iii) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, for the benefit of the Agents, the Issuing Bank, the Swing Loan Bank and the Banks, hereby agrees as follows:

         Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

         Section 2. Guaranty. The Guarantor hereby, unconditionally and irrevocably, guarantees the prompt performance and payment in full in Dollars (or in the case of the Canadian Borrower, in Canadian Dollars) by each of the Borrowers when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of each of the Borrowers, and the Guarantor further agrees to pay all reasonable costs, fees and expenses (including, without limitation, reasonable counsel fees, and the allocated cost of in-house counsel) incurred by any Agent or any Bank in enforcing any rights under this Guaranty.

         Section 3.  Guaranty Absolute.

                 (a) The obligations of the Guarantor hereunder are those of a primary obligor, and not merely a surety, and are independent of the Obligations. A separate action or actions may be brought against the Guarantor whether or not an action is brought against the Borrowers, any other guarantor or other obligor in respect of the Obligations or whether the Borrowers, any other guarantor or any other obligor in respect of the Obligations are joined in any such action or actions.

                 (b) The Guarantor guarantees that the Obligations will be paid and performed strictly in accordance with the terms of the Credit Agreement and the other Loan Documents regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agents or the Banks with respect thereto. Guarantor agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and that to the maximum extent permitted by applicable law, the liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                          (i) any lack of genuineness, validity, legality or enforceability of the Credit Agreement, any other Loan Document or any other document, agreement or instrument relating thereto or any assignment or transfer of any thereof;

                          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations (including, without limitation, the possible extension of the Revolving Termination Date, Term Loan Maturity Date and increase of the amount of the Commitments all on the terms and conditions set forth in the Credit Agreement), or any waiver, indulgence, compromise, renewal,





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         extension, amendment, modification of, or addition, consent, supplement to, or consent to departure from, or any other action or inaction under or in respect of, the Credit Agreement or any other Loan Document or any document, instrument or agreement relating to the Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof;

                          (iii) any release or partial release of any other guarantor or other obligor in respect of the Obligations;

                          (iv) any exchange, release or non-perfection of any collateral for all or any of the Obligations, or any release, or amendment or waiver of, or consent to departure from, any guaranty or security, for all or any of the Obligations;

                          (v) any furnishing of any additional security for any of the Obligations;

                          (vi) the liquidation, bankruptcy, insolvency or reorganization of any Borrower, any other guarantor or other obligor in respect of the Obligations or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

                          (vii) any modification or termination of any intercreditor or subordination agreement pursuant to which the claims of other creditors of the Borrowers or the Guarantor are subordinated to those of the Banks; or

                          (viii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower or the Guarantor.

                 (c) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Obligations, or any part thereof, is, upon the insolvency, bankruptcy or reorganization of one or more of the Borrowers or the Guarantor or otherwise pursuant to applicable law, rescinded or reduced in amount or must otherwise be restored or returned by any Agent or any Bank, all as though such payment or performance had not been made.

                 (d) If an event permitting the acceleration of any of the Obligations shall at any time have occurred and be continuing and such acceleration shall at such time be prevented by reason of the pendency against one or more of the Borrowers of a case or proceeding under any bankruptcy or insolvency law or other creditor law, the Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the Obligations shall be deemed to have been accelerated and the Guarantor shall forthwith pay such Obligations (including, without limitation, interest which





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but for the filing of a petition in bankruptcy with respect to the Borrowers, would accrue on such Obligations), and the other obligations hereunder, without any further notice or demand.

         Section 4. Waivers. Except as set forth in the Credit Agreement and the other Loan Documents and to the extent permitted by applicable law, the Guarantor hereby waives promptness, diligence, notice of intention to accelerate, notice of acceleration, notice of acceptance and any and all other notices with respect to any of the Obligations and this Guaranty and any requirement that any Agent or any Bank protect, secure, perfect or insure any security interest in or any Lien on any property subject thereto or exhaust any right or take any action against the Borrowers, any other guarantor or any other Person or any collateral or security or to any balance of any deposit accounts or credit on the books of any Bank in favor of the Borrowers or the Guarantor.

         Section 5.  Subrogation.

                 (a) The Guarantor will not exercise any rights of subrogation, reimbursement and contribution, contractual, statutory or otherwise, which it may acquire by way of subrogation under this Guaranty, by any payment hereunder or otherwise, until all of the Obligations, including Bankers' Acceptances, of all of the Borrowers have been paid, all Commitments have terminated and all Letters of Credit have expired.

                 (b)      To the maximum extent permitted by applicable law,
(i) if, in the exercise of any of its rights and remedies, any Agent or any Bank shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against the Borrowers or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, the Guarantor hereby consents to such action by such Agent or such Bank and waives any claim based upon such action, even if such action by such Agent or such Bank shall result in a full or partial loss of any rights of subrogation which the Guarantor might otherwise have had but for such action by such Agent or such Bank; (ii) any election of remedies which results in the denial or impairment of the right of such Agent or such Bank to seek a deficiency judgment against the Borrowers shall not impair the Guarantor's obligation to pay the full amount of the Obligations; (iii) in the event any Agent or any Bank shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or under the Loan Documents, any Agent or such Bank may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by such Agent or such Bank but shall be credited against the Obligations; and (iv) the amount of the successful bid at any such sale, whether such Agent or such Bank or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which any Agent or any Bank might otherwise be entitled but for such bidding at any such sale.

         Section 6. Representations and Warranties. The Guarantor represents and warrants to the Agents and the Banks as of the date hereof as follows:





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                 (a)      Corporate Existence and Power.  The Guarantor (i) is
a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (ii) has the power and authority and all material governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents; (iii) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and (iv) is in compliance in all material respects with all Requirements of Law; except, in each case referred to in clause (iii), to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

                 (b) Corporate Authorization; No Contravention. The execution, delivery and performance by the Guarantor of this Guaranty and every other Loan Document to which the Guarantor is party, has been duly authorized by all necessary corporate action, and do not and will not: (i) contravene the terms of any of the Guarantor's Organization Documents; (ii) conflict with or result in any breach or contravention of, in any material respect, or the creation of any Lien (except Permitted Liens) under, any document evidencing any material Contractual Obligation to which the Guarantor is a party or any material order, injunction, writ or decree of any Governmental Authority to which the Guarantor or its property is subject; or (iii) violate any material Requirement of Law.

                 (c) Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Guarantor of this Guaranty or any other Loan Document to which the Guarantor is a party.

                 (d) Binding Effect. This Guaranty and the other Loan Documents to which the Guarantor is a party constitute the legal, valid and binding obligations of the Guarantor to the extent it is a party thereto, enforceable against the Guarantor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles.

                 (e)      Litigation.

                          (i) To the best knowledge of the Guarantor, there are no actions, suits, proceedings, claims or disputes pending, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Guarantor or any of its respective properties: (A) which purport to affect or pertain to this Guaranty or any other Loan Document, or any of the transactions contemplated hereby or thereby; or (B) in which there is a reasonable probability of an adverse decision which if determined adversely to the Guarantor, would reasonably be expected to have a Material Adverse Effect.





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                          (ii)    No injunction, writ, temporary restraining
         order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Guaranty or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

                 (f) No Default. No Default or Event of Default exists or would result from the incurring of any Obligations by the Guarantor.

                 (g) Use of Proceeds; Margin Regulations. The Guarantor is not generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

                 (h) Title to Properties. The Guarantor has good record and indefeasible title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its respective businesses, except for such defects in title as would not, individually or in the aggregate, have a Material Adverse Effect. The property of the Guarantor is subject to no Liens, other than Permitted Liens.

                 (i) Taxes. The Guarantor has filed all Federal and other material tax returns and reports required to be filed, and has paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. To Guarantor's knowledge, there is no proposed tax assessment against the Guarantor that would, if made, have a Material Adverse Effect.

                 (j) Environmental Matters. The Guarantor conducts in the ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on their businesses, operations and properties, and as a result thereof the Guarantor has reasonably concluded that, except as specifically disclosed in [Schedule 6.13 of the Credit Agreement] [Schedule "___" annexed hereto and incorporated herein by reference], such Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                 (k) Regulated Entities. Neither the Guarantor, any Person controlling the Guarantor or any of its Subsidiaries is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Guarantor is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.





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                 (l)      No Burdensome Restrictions.  Neither the Guarantor
nor any of its Subsidiaries is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

                 (m) Solvency. The Guarantor is, and after giving effect to this Guaranty will be, Solvent, on a going concern basis and taking into account its rights of contribution and subrogation.

                 (n) Copyrights, Patents, Trademarks and Licenses, etc. The Guarantor and its Subsidiaries own or are licensed or otherwise have the right to use all of the material patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict in any material respect with the rights of any other Person. To the best knowledge of the Guarantor, no material slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Guarantor or any of its Subsidiaries infringes in any material respect upon any material rights held by any other Person. Except as disclosed in [Schedule 6.17 to the Credit Agreement, which Schedule 6.17 is incorporated herein by this reference] [Schedule "__" annexed hereto and incorporated herein by this reference], no claim or litigation regarding any of the foregoing is pending or threatened in which there is a reasonable probability of an adverse decision which would reasonably be expected to have a Material Adverse Effect.

                 (o) Subsidiaries. The Guarantor has no Subsidiaries, and has no equity investments in any other corporation or entity, other than those specifically disclosed in [Schedule 6.18 of the Credit Agreement, which
Schedule 6.18 is incorporated herein by this reference] [Schedule "___" annexed hereto and incorporated herein by this reference]. Each of the Guarantor and its Subsidiaries is the owner, free and clear of all liens and encumbrances, of all of the issued and outstanding voting stock of each of its Subsidiaries (except where ownership of less than 100% is indicated on [Schedule 6.18 of the Credit Agreement] [Schedule "__" hereto] and except for directors' qualifying shares). All shares of such stock have been validly issued and are fully paid and nonassessable, and no rights to subscribe to additional shares have been granted to exist.

                 (p) Insurance. Except as disclosed in [Schedule 6.19 to the Credit Agreement, which Schedule 6.19 is incorporated herein by this reference] [Schedule "__" annexed hereto and incorporated herein by this reference], the properties of the Guarantor and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Guarantor, in such amounts, with such deductibles and self-insured retention levels and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Guarantor or such Subsidiary operates.

                 (q) Full Disclosure. None of the representations or warranties made by the Guarantor or any of its Subsidiaries in the Loan Documents as of the date such representations and





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warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Guarantor or any of its Subsidiaries in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Guarantor to the Banks prior to the Closing Date), taken as a whole, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

                 (r) Benefit to Guarantor. The Guarantor has determined that its liability and obligation under this Guaranty will substantially benefit it directly, and its board of directors has made that determination. The Borrower, the Guarantor and the other Subsidiaries of the Company are mutually dependent on each other in the conduct of their respective businesses and do business together as an integrated business enterprise. The maintenance and improvement of the Company's financial condition is vital to sustaining the Guarantor's business and the transactions contemplated in the Credit Agreement produce distinct and identifiable financial and economic direct and indirect benefits to the Guarantor.

The representations and warranties set forth in this Section 6 shall survive the execution and delivery of this Guaranty.

         Section 7.  Further Assurances.

                 (a) As long as any of the Obligations remain outstanding, the Commitments have not expired and there are Letters of Credit or Bankers' Acceptances outstanding, the Guarantor shall, unless the Majority Banks waive compliance in writing, comply with all the covenants related to the Guarantor contained in the Credit Agreement.

                 (b) The Guarantor agrees that at any time and from time to time, at the expense of the Guarantor, the Guarantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that any Agent may reasonably request, to enable such Agent to protect and to exercise and enforce its rights and remedies hereunder.

         Section 8. Application of Payments. Any payment received by any Agent from the Guarantor (or from any Bank pursuant to Section 13 below), shall be applied by such Agent as follows:

                 First, to the payment of reasonable costs and expenses of collection and all reasonable expenses (including, without limitation, any legal fees and disbursements and the reasonable allocated cost of in-house counsel), liabilities and advances made or incurred by such Agent in connection therewith;





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                 Next, to the Banks pro rata, based on the then outstanding amount of the Obligations owed to each in payment in full of the Obligations; and

                 Finally, after payment in full of all Obligations and the termination of the Commitments and expiration of all outstanding Letters of Credit and Bankers' Acceptances, the payment to the Guarantor, or its successors and assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         Section 9.  Decisions Relating to Exercise of Remedies.
Notwithstanding anything in this Guaranty to the contrary, any Agent may exercise, and at the request of the Majority Banks shall exercise or refrain from exercising, all rights and remedies provided for herein and provided by law.

         Section 10. No Waiver. No failure on the part of any Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 11. Amendments, Etc. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed, in the case of amendments, by the Guarantor and by the Agents and the Majority Banks and, in the case of consent or waivers, by the Agents and the Majority Banks and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

         Section 12. Notices. All notices, requests and other communications provided for hereunder shall be in writing and given to an Agent as provided in
Section 11.03 of the Credit Agreement. All communications and notices hereunder to Guarantor shall be given to ______________________________________
_______________________________________________________________________________
___________________________________; or, at such other address as shall be designated by Guarantor in a written notice to the Agents.

         Section 13.  Right to Set-off.

                 (a) Upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the Obligations, irrespective of whether or not such Bank shall have made any demand under this Guaranty and although such Obligations may be contingent and unmatured. Each Bank which sets-off pursuant





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to this Section 13(a) shall give prompt notice to the Guarantor following the occurrence thereof; provided that the failure to give such notice shall not affect the validity of the set-off.

                 (b) Any payment obtained pursuant to Section 13(a) above (or in any other manner directly from the Guarantor) by any Bank shall be remitted to an Agent and distributed among the Banks in accordance with the provisions of Section 8 above.

         Section 14. Continuing Guaranty. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until payment in full (after the termination of the Commitments and expiration of all outstanding Letters of Credit and maturity of the Bankers' Acceptances) of the Obligations and all other amounts payable under this Guaranty; (b) be binding upon the Guarantor, its successors and assigns; and (c) inure to the benefit of the Agents, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Bank may assign or otherwise transfer its rights and obligations under the Credit Agreement to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Bank herein or otherwise, all as provided in, and to the extent set forth in, Sections 11.08 and 11.09 of the Credit Agreement.

         Section 15. Subordination of the Credit Parties' Obligations to the Guarantor. The Guarantor hereby expressly covenants and agrees for the benefit of the Agents and the Banks that all obligations and liabilities of each of the Borrowers, the Other Guarantors (as defined in Section 17 of this Guaranty) and each of their respective Subsidiaries to the Guarantor of whatsoever description (including, without limitation, all intercompany receivables of the Guarantor from the Borrowers, other Guarantors and Subsidiaries) shall be subordinated and junior in right of payment to the Obligations. Following the occurrence of an Event of Default, any indebtedness of the Borrowers, Other Guarantors and their Subsidiaries to the Guarantor shall, if either Agent shall so request, be collected and received by the Guarantor as trustee for the Agents and the Banks and paid over to the Agents and the Banks on account of the Obligations.

         Section 16. Financial Reporting. Guarantor shall furnish to the Agents all such financial statements and other information relating to the financial condition, properties and affairs of Guarantor as any Bank, acting through an Agent, may from time to time reasonably request.

         Section 17. Other Guarantors. Guarantor acknowledges that certain other Subsidiaries of the Company (collectively, the "Other Guarantors") have guaranteed the payment and performance of the Obligations pursuant to other guaranty agreements executed in connection with the Credit Agreement (the "Other Guaranty Agreements"), and to the extent Guarantor is required to satisfy all or any part of the Obligations pursuant to the terms of this Guaranty, Guarantor shall have and be entitled to rights of contribution
against the Other Guarantors.   The Guarantor agrees that in the event a
payment shall be made by any Other Guarantor under any Other Guaranty Agreement, the Other Guarantor (the "Claiming Guarantor") shall have and be entitled to rights of contribution against the Guarantor pursuant to and in accordance with applicable law. In the event the Guarantor makes any such payment to a Claiming Guarantor, the Guarantor shall be subrogated to the rights





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
of such Claiming Guarantor to the extent of such payment. Notwithstanding any provision of this Agreement to the contrary, all rights of the Other Guarantors under this Section and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full of the Obligations. No failure on the part of the Guarantor or any Other Guarantor to make the payments required by this Section (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of the Guarantor or any Other Guarantor with respect to any Guaranty, and the Guarantor and each Other Guarantor shall remain liable for the full amount of the obligations under the guaranty agreement executed by it. This Section 17 is intended only to confirm the relative rights of the Guarantor and all Other Guarantors, and nothing set forth in this sentence is intended to or shall impair the obligations of the Guarantor and Other Guarantors, jointly and severally, to pay to the Agents and the Banks, or any one or more of them, as the case may be, the Obligations as and when the same shall become due and payable in accordance with the terms of this Guaranty.

         Section 18. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Guaranty which are valid.

         Section 19.      Taxes.

                 (a) Any and all payments by the Guarantor to any Bank or any Agent under this Guaranty shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Guarantor shall pay all Other Taxes. The foregoing sentences of this subsection 19(a) shall not impair the obligation of any Bank or Agent pursuant to subsection 19(f).

                 (b) The Guarantor agrees to indemnify and hold harmless each Bank and each Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Bank or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Agent makes written demand therefor. In the event an Agent or a Bank is required to pay Taxes or Other Taxes for which such Agent or such Bank seeks indemnity hereunder, such Agent or such Bank, as applicable, shall make written request to the Guarantor, together with evidence to substantiate the same, no later than 60 days after paying such Taxes or Other Taxes; provided, however, that a Bank's or Agent's failure to timely give notice of such Taxes or Other Taxes shall not impair the Guarantor's obligations to indemnify such Bank or Agent against such Taxes or such Other Taxes. The foregoing sentences of this subsection 19(b) shall not impair the obligation of any Bank or Agent pursuant to subsection 19(f).

                 (c) If the Guarantor shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then: (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Bank or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made; (ii) the Guarantor shall make such deductions and withholdings; (iii) the Guarantor shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and (iv) the Guarantor shall also pay to each Bank or an Agent for the account of such Bank, at the time interest is paid, all additional reasonable amounts which the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes or Other Taxes had not been imposed. The foregoing sentence of this subsection 19(c) shall not impair the obligation of any Bank or Agent pursuant to subsection 19(f).

                 (d) Within 30 days after the date of any payment by the Guarantor of Taxes or Other Taxes, the Guarantor shall furnish the U.S. Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the U.S. Agent.

                 (e) Notwithstanding anything contained herein or elsewhere to the contrary, the foregoing subsections (a)-(d) shall in no event be applicable to, or otherwise in respect of Taxes or Other Taxes arising or imposed as a result of any assignment to a Person who is not an Eligible Assignee of, as the case may be, any U.S. Borrowing or any part of the U.S. Commitment or any Canadian Term Borrowing or any part of the Canadian Term Commitment. Without limiting the generality of the foregoing, Guarantor shall not be liable for, or be required to indemnify any Person for, any such taxes so arising as a result of any such assignment to a Person who is not an Eligible Assignee.

                 (f) If the Guarantor at any time pays any amount under Sections 19(a), (b) or (c) to any Bank or any Agent, and such payee receives a refund of or credit for any part of any Taxes or Other Taxes with respect to which such amount was paid by the Guarantor, such Bank or Agent, as the case may be, shall pay to the Guarantor the amount of such refund or credit promptly, and in any event within 60 days, following the receipt of such refund or credit by such payee. Additionally such payee shall, within 60 days following the receipt of such refund or credit, furnish to the Guarantor a calculation of such refund or credit.

                 (g) The agreements and obligations of the Guarantor in this Section shall survive the payment of all other Obligations.

         SECTION 20.  Currency Conversion and Indemnity.

                 (a) The Guarantor shall make any payments in the currency (the "Agreed Currency") in which the Obligation was effected. If any payment is received on account of any Obligation in any currency (the "Other Currency") other than the Agreed Currency (whether voluntarily or pursuant to an order or judgment or the enforcement thereof or the realization of any security or the liquidation of the Guarantor or otherwise howsoever), such payment shall constitute a discharge of the liability of the Guarantor hereunder and under the other Loan Documents in respect of such obligation only to the extent of the amount of the Agreed Currency which the relevant Bank or Agent, as the case may be, is able to purchase with the amount of the Other Currency received by it on the Business Day next following such receipt in accordance with its normal procedures and after deducting any premium and costs of exchange.

                 (b) If, for the purpose of obtaining or enforcing judgment in any court in any jurisdiction, it becomes necessary to convert into a particular currency (the "Judgment Currency") any amount due in the Agreed Currency then the conversion shall be made on the basis of the rate of exchange prevailing on the Business Day next preceding the day on which judgment is given and in any event the Guarantor shall be obligated to pay the Agents and the Banks any deficiency in accordance with this Section. For the foregoing purposes "rate of exchange" means the rate at which the relevant Bank or Agent, as applicable, in accordance with its normal banking procedures is able on the relevant date to purchase the Agreed Currency with the Judgment Currency after deducting any premium and costs of exchange.

                 (c) If (i) any Bank or Agent receives any payment or payments on account of the liability of the Guarantor hereunder pursuant to any judgment or order in any Other Currency, and (ii) the amount of the Agreed Currency which the relevant Bank or Agent, as applicable, is able to purchase on the Business Day next following such receipt with the proceeds of such payment or payments in accordance with its normal procedures and after deducting any premiums and costs of exchange is less than the amount of the Agreed Currency due in respect of such obligations immediately prior to such judgment or order, then the Guarantor on demand shall, and the Guarantor hereby agrees to, pay to the Banks and the Agents amounts equal to the deficiency and any loss, cost or expense arising out of or in connection with such deficiency.

                 (d) The agreements and obligations of the Guarantor in this Section shall survive the payment of all other Obligations.

         SECTION 21.  GOVERNING LAW AND JURISDICTION.

                 (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENTS AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                 (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON- EXCLUSIVE JURISDICTION OF THOSE COURTS. THE GUARANTOR HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION, WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY NEW YORK, NEW YORK 10019,

AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE GUARANTOR AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN SCHEDULE 11.03 OF THE CREDIT AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE TEN DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY AGENT OR ANY BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION. THE GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

                 (c) THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO.

         SECTION 22. WAIVER OF JURY TRIAL. THE GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE GUARANTOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

         SECTION 23. ENTIRE AGREEMENT. THIS WRITTEN GUARANTY AND THE INSTRUMENTS AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                        ---------------------------------------



                                        By:
                                           ------------------------------------
                                        Name:
                                        Title: